                                                                   Exhibit 3(ii)
                                                              As Amended 9/15/98


                                    BY-LAWS
                                    -------

                                      OF
                                      --


                              THE PMI GROUP, INC.

                            A Delaware Corporation


                                   ARTICLE I
                                   ---------

                                    OFFICES
                                    -------



     Section 1.  Registered Office.  The registered office of The PMI Group,
     ---------   -----------------
Inc. (hereinafter referred to as the "Corporation") in the State of Delaware shall be located at 1013 Centre Road, Wilmington, Delaware 19805. The name of the Corporation's registered agent at such address shall be the Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the board of directors.

     Section 2.  Other Offices.  The Corporation may also have offices at such
     ---------   -------------
other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II
                                  ----------


                           MEETINGS OF STOCKHOLDERS
                           ------------------------


     Section 1.   Place and Time of Meetings.  An annual meeting of the
     ---------    --------------------------
stockholders shall be held each year for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting shall be determined by the chief executive officer of the Corporation; provided, that if the chief executive officer does not act, the board of directors shall determine the date, time and place of such meeting.

     Section 2.  Special Meetings.  From and after the date on which the common
     ---------   ----------------
stock of the Corporation is registered under the Securities Exchange Act of 1934, as amended, special meetings of stockholders may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called, at any time, only by the chairman of the board, the president or the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office.

     Section 3.  Place of Meetings.  The board of directors may designate any
     ---------   -----------------
place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Corporation.

     Section 4.  Notice.  Whenever stockholders are required or permitted to
     ---------   ------
take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the chairman of the board, the chief executive officer or the secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     Section 5.  Stockholders List.  The officer having charge of the stock
     ---------   -----------------
ledger of the Corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 6.  Quorum and Adjournment.  The holders of a majority of the
     ---------   ----------------------
outstanding shares of capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the certificate of incorporation. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. In no event shall the adjournment of any annual or special meeting of stockholders commence a new time period for the giving of stockholder's notice as provided for in either Section 12 of Article II or
Section 5 of Article III of these By-laws. When a specified item of business requires a vote by a class or series (if the Corporation shall then have outstanding shares of more than one class or series) voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business.

     Section 7.  Adjourned Meetings.  Except as otherwise required by law, when
     ---------   ------------------
a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

     Section 8.  Vote Required.  When a quorum is present, the affirmative vote
     ---------   -------------
of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless (i) by express provisions of an applicable law or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question, or
(ii) the subject matter is the election of directors, in which case Section 2 of
Article III hereof shall govern and control the approval of such subject matter.

     Section 9.  Voting Rights.  Except as otherwise provided by the General
     ---------   -------------
Corporation Law of the State of Delaware or by the certificate of incorporation of the Corporation or any amendments thereto and subject to Section 3 of Article VI hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

     Section 10.  Proxies.  Each stockholder entitled to vote at a meeting of
     ----------   -------
stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

     Section 11.  Action by Written Consent.  Subject to the rights of the
     ----------   -------------------------
holders of any series of Preferred Stock, from and after the date on which the common stock of the corporation is registered under the Securities Exchange Act of 1934, as amended, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected in lieu thereof by any consent in writing by such stockholders. The calling of special meetings of the stockholders of the Corporation is governed by Article II, Section 2 hereof.

     Section 12.  Notice of Stockholder Business and Nominations.
     -----------  ----------------------------------------------

(A)  Annual Meetings of Stockholders.
     -------------------------------

          (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this By-Law.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (3)  Notwithstanding anything in the second sentence of paragraph (A)
(2) of this By- Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By- Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (B)  Special Meetings of Stockholders.
     -------------------------------------

     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (C) General.  (1)   Only such persons who are nominated in accordance with
         -------
the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was proposed in accordance with the procedures set forth in this By-law and, if any proposed business is not in compliance with this By-law, to declare that such defective proposal shall be disregarded.

     (2) For purposes of this By-law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

     (3) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 13.  Inspectors of Elections; Opening and Closing the Polls.  The
     ----------   ------------------------------------------------------
Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

     The Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting.


                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

     Section 1.  General Powers.  The business and affairs of the Corporation
     ---------   --------------
shall be managed by or under the direction of the board of directors.

     Section 2.  Number, Election and Term of Office.  The number of directors
     ---------   -----------------------------------
which shall constitute the first board shall be six. Thereafter, the number of directors shall be established from time to time by resolution of the board.
The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors pursuant to the provisions of the certificate of incorporation of the Corporation (including, but not limited to, for purposes of these by-laws, pursuant to any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting and entitled to vote in the election of such directors. The directors shall be elected in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this
Article III. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     Section 3.  Removal and Resignation.  Any director or the entire board of
     ---------   -----------------------
directors may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the holders of any class or series are entitled by the provisions of the corporation's certificate of incorporation to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of the outstanding shares of that class or series entitled to vote. Any director may resign at any time upon written notice to the corporation.

     Section 4.  Vacancies.  Vacancies and newly created directorships resulting
     ---------   ---------
from any increase in the total number of directors established by the board pursuant to Section 2 of this Article III may be filled by the affirmative vote of the majority of the total number of directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided. Whenever holders of any class or classes of stock or series thereof are entitled by the provisions of the certificate of incorporation to elect one or more directors, vacancies and newly created directorships of such class or classes or series may only be filled by the affirmative vote of the majority of the total number of directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected, or, if no director so elected remains in office, by the holders of such class or classes of stock or series thereof entitled to elect such directors.

     Section 5.  Nominations.
     ---------   -----------

          (a) Only persons who are nominated in accordance with the procedures set forth in these by-laws shall be eligible to serve as directors. Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the board of directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this by-law, who is entitled to vote for the election of directors at the meeting and who shall have complied with the notice procedures set forth in this Section 5.

          (b) In order for a stockholder to nominate a person for election to the board of directors of the Corporation at a meeting of stockholders, such stockholder shall have delivered timely notice of such stockholder's intent to make such nomination in writing to the secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

          (c) No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 5, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. A stockholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 5.

     Section 6.  Annual Meetings.  The annual meeting of each newly elected
     ---------   ---------------
board of directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

     Section 7.  Other Meetings and Notice.  Regular meetings, other than the
     ---------   -------------------------
annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the board of directors may be called by the chairman of the board or, upon the written request of at least a majority of the directors then in office, the secretary of the Corporation on at least 24 hours notice to each director, either personally, by telephone, by mail, or by telegraph.

     Section 8.  Chairman of the Board, Quorum, Required Vote and Adjournment.
     ---------   ------------------------------------------------------------
The board of directors shall elect, by the affirmative vote of the majority of the total number of directors then in office, a chairman of the board, who shall preside at all meetings of the stockholders and board of directors at which he or she is present. If the chairman of the board is not present at a meeting of the stockholders or the board of directors, the chief executive officer (if the chief executive officer is a director and is not also the chairman of the board) shall preside at such meeting, and, if the chief executive officer is not present at such meeting, a majority of the directors present at such meeting shall elect one of their members to so preside. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business, provided that in no event shall a quorum consist of less than one-third of the total number of directors established by the board pursuant to
Section 2 of this Article III. Unless by express provision of an applicable law, the Corporation's certificate of incorporation or these by-laws a different vote is required, the vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9.  Committees.  The board of directors may, by resolution passed
     ---------   ----------
by the majority of the total number of directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in such resolution or these by-laws shall have, and may exercise, the powers of the board of directors in the management and affairs of the Corporation, except as otherwise limited by law. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     Section 10.  Committee Rules.  Each committee of the board of directors may
     ----------   ---------------
fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. Unless otherwise provided in such a resolution, in the event that a member and that member's alternate, if alternates are designated by the board of directors as provided in Section 9 of this Article III, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

     Section 11.  Communications Equipment.  Members of the board of directors
     ----------   ------------------------
or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

     Section 12.  Waiver of Notice and Presumption of Assent.  Any member of the
     ----------   ------------------------------------------
board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

     Section 13.  Action by Written Consent.  Unless otherwise restricted by the
     ----------   -------------------------
certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.


                                  ARTICLE IV
                                  ----------

                                   OFFICERS
                                   --------

     Section 1.  Number.  The officers of the Corporation shall be elected by
     ---------   ------
the board of directors and shall consist of a chief executive officer, president, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors. Any number of offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of chief executive officer, president and secretary shall be filled as expeditiously as possible.

     Section 2.  Election and Term of Office.  The officers of the Corporation
     ---------   ---------------------------
shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as convenient. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     Section 3.  Removal.  Any officer or agent elected by the board of
     ---------   -------
directors may be removed by the board of directors at its discretion, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 4.  Vacancies.  Any vacancy occurring in any office because of
     ---------   ---------
death, resignation, removal, disqualification or otherwise, may be filled by the board of directors.

     Section 5.  Compensation.  Compensation of all officers shall be fixed by
     ---------   ------------
the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the Corporation.

     Section 6.  The Chief Executive Officer.  The chief executive officer of
     ---------   ---------------------------
the Corporation shall be the general manager and, subject to the powers of the board of directors, shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees; and shall see that all orders and resolutions of the board of directors are carried into effect. The chief executive officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation.

     Section 7.  The President.  The president of the Corporation, subject to
     ---------   -------------
the powers of the board of directors and the chief executive officer, shall be the chief operating officer of the Corporation and shall be responsible for directing such operational functions and activities of the Corporation and performing such duties as are assigned by the Board of Directors or the chief executive officer. The president shall, in the absence or disability of the chief executive officer, act with all of the powers and be subject to all the restrictions of the chief executive officer, execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation. The president shall have such other powers and perform such other duties as may be prescribed by the board of directors, the chief executive officer, or as may be provided in these by-laws.

     Section 8.  Vice-presidents.  The vice-president, or if there shall be more
     ---------   ---------------
than one, the vice-presidents in the order determined by the board of directors or by the chief executive officer, shall, in the absence or disability of the president, act with all of the powers and be subject to all the restrictions of the president. The vice-presidents shall also perform such other duties and have such other powers as the board of directors, the chief executive officer, the president or these by-laws may, from time to time, prescribe.

     Section 9.  The Secretary and Assistant Secretaries.  The secretary shall
     ---------   ---------------------------------------
attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose or shall ensure that its designee attends each such meeting to act in such capacity. The secretary shall give, or cause to be given, all notices required to be given by these by-laws or by law; shall have such powers and perform such duties as the board of directors or the chief executive officer or these by-laws may, from time to time, prescribe; and shall have custody of the corporate seal of the Corporation. The secretary, or an assistant secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The assistant secretary, or if there be more than one, any of the assistant secretaries, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the chief executive officer, or secretary may, from time to time, prescribe.

     Section 10.  The Treasurer and Assistant Treasurer.  The treasurer shall
     ----------   -------------------------------------
have the custody of the corporate funds and securities; shall keep full and accurate all books and accounts of the Corporation as shall be necessary or desirable in accordance with applicable law or generally accepted accounting principles; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the board of directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the chief executive officer and the board of directors, at its regular meeting or when the board of directors so requires, an account of the Corporation; shall have such powers and perform such duties as the board of directors, the chief executive officer or these by-laws may, from time to time, prescribe. Unless otherwise designated by the board of directors, the treasurer shall be the chief financial officer of the Corporation. If required by the board of directors, the treasurer shall give the Corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the treasurer belonging to the Corporation. The assistant treasurer, or if there shall be more than one, any of the assistant treasurers, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. The assistant treasurers shall perform such other duties and have such other powers as the board of directors, the chief executive officer, the president or treasurer may, from time to time, prescribe.

     Section 11.  Other Officers, Assistant Officers and Agents.  Officers,
     ----------   ---------------------------------------------
assistant officers and agents, if any, other than those whose duties are provided for in these by-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

     Section 12.  Absence or Disability of Officers.  In the case of the absence
     ----------   ---------------------------------
or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person selected by it.


                                   ARTICLE V
                                   ---------

               INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS
               -------------------------------------------------

     Section 1.  Nature of Indemnity.  Each person who was or is made a party or
     ---------   -------------------
is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so under the General Corporation Law of the State of Delaware or any other applicable law against all expense, liability and loss (including attorneys' fees actually and reasonably incurred by such person in connection with such proceeding); provided, however, that, except as provided in
Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors of the Corporation.
The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     Section 2.  Procedure for Indemnification.  Any indemnification of a
     ---------   -----------------------------
director or officer of the Corporation under Section 1 of this Article V or advance of expenses under Section 5 of this Article V shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article V is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article V shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the undertaking required pursuant to Section 5 of this Article V, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation.

Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 1 of this Article V shall be the same procedure set forth in this Section 2 for directors or officers, unless otherwise set forth in the action of the board of directors providing indemnification for such employee or agent.

     Section 3.  Article Not Exclusive.  The rights to indemnification and the
     ---------   ---------------------
payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 4.  Insurance.  The Corporation may purchase and maintain insurance
     ---------   ---------
on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article V.

     Section 5.  Expenses.  Expenses incurred by any director or officer in
     ---------   --------
defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents for whom identification is provided pursuant to Section 1 of this Article V may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     Section 6.  Contract Rights.  The provisions of this Article V shall be
     ---------   ---------------
deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article V and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this
Article V or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

     Section 7.  Merger or Consolidation.  For purposes of this Article V,
     ---------   -----------------------
references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this
Article V with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.


                                  ARTICLE VI
                                  ----------

                             CERTIFICATES OF STOCK
                             ---------------------

     Section 1.  Form.  Every holder of stock in the Corporation shall be
     ---------   ----
entitled to have a certificate, signed by, or in the name of the Corporation by the chief executive officer, president or a vice-president and the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the Corporation or its employee or (2) by a registrar, other than the Corporation or its employee, the signature of any such chief executive officer, president, vice-president, secretary, or assistant secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the Corporation. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the Corporation.

     Section 2.  Lost Certificates.  The board of directors may direct a new
     ---------   -----------------
certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 3.  Fixing a Record Date for Stockholder Meetings.  In order that
     ---------   ---------------------------------------------
the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     Section 4.  Fixing a Record Date for Action by Written Consent.  In order
     ---------   --------------------------------------------------
that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action. The provisions of this Section 4 are subject to the provisions of
Section 11 of Article II hereof.

     Section 5.  Fixing a Record Date for Other Purposes.  In order that the
     ---------   ---------------------------------------
Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     Section 6.  Registered Stockholders.  Prior to the surrender to the
     ---------   -----------------------
Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

     Section 7.  Subscriptions for Stock.  Unless otherwise provided for in the
     ---------   -----------------------
subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.


                                  ARTICLE VII
                                  -----------

                              GENERAL PROVISIONS
                              ------------------

     Section 1.  Dividends.  Dividends upon the capital stock of the
     ---------   ---------
Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, in accordance with applicable law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 2.  Checks, Drafts or Orders.  All checks, drafts, or other orders
     ---------   ------------------------
for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

     Section 3.  Contracts.  In addition to the powers otherwise granted to
     ---------   ---------
officers pursuant to Article IV hereof, the board of directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     Section 4.  Loans.  The Corporation may lend money to, or guarantee any
     ---------   -----
obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a director of the Corporation or its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     Section 5.  Fiscal Year.  The fiscal year of the Corporation shall be the
     ---------   -----------
calendar year, unless otherwise fixed by resolution of the board of directors.

     Section 6.  Corporate Seal.  The board of directors shall provide a
     ---------   --------------
corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 7.  Representation of Shares of Other Corporations.  The Chairman
     ---------   ----------------------------------------------
of the Board, Chief Executive Officer, or the Secretary of this Corporation are authorized to: (a) vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation; (b) vote as the sole shareholder or take any other action as the sole shareholder including, but not limited to the authority to amend the bylaws of any wholly-owned subsidiary of the Corporation, and (c) vote or take any other action for any other corporation unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this corporation in any other corporation or corporations, including wholly-owned subsidiaries of the Corporation may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly exercised by said officer(s). Nothing herein will affect the authority of this Corporation to assign, grant or otherwise convey the authority to vote or present on behalf of this Corporation any of such shares to any other person.

     Section 8.  Inspection of Books and Records.  Any stockholder of record, in
     ---------   -------------------------------
person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business. The Corporation shall have a reasonable amount of time to respond to any such request.

     Section 9.  Section Headings.  Section headings in these by-laws are for
     ---------   ----------------
convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     Section 10.  Inconsistent Provisions.  In the event that any provision of
     ----------   -----------------------
these by-laws is or becomes inconsistent with any provision of the certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                                 ARTICLE VIII
                                 ------------

                                  AMENDMENTS
                                  ----------

     These by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of directors by the affirmative vote of the majority of the total number of directors then in office. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the board of directors shall not divest the stockholders of such powers. Any alteration or repeal of these by-laws by the stockholders shall require the affirmative vote of two-thirds of the outstanding shares of the corporation entitled to vote on such alteration or repeal.